Fees Summary	Aug. 15, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 750,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	110,700.00
Total Offset Amount	0.00
Net Fee	$ 110,700.00
Final Prospectus	false